ADMINISTRATIVE SERVICES AGREEMENT

This Administrative Services Agreement (“Agreement”) is made as of December 12, 2002 by and among each of the investment companies in the Lord Abbett Family of Funds, as set forth on Exhibit 1 hereto, and each new Lord Abbett Fund added as a party to this Agreement pursuant to section 9, (each, a “Fund” or collectively, the “Funds”) and Lord, Abbett & Co. LLC, a Delaware limited liability company (“Lord Abbett”).

RECITALS

A. WHEREAS, Lord Abbett has entered into a Management Agreement with each Fund whereby Lord Abbett provides investment management services to each Fund.

B. WHEREAS, each Fund desires to retain Lord Abbett to provide certain administrative services and Lord Abbett is willing to provide, or arrange to have provided, such services upon the terms and conditions as hereinafter provided.

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

1. Agreement to Perform Administrative Services. Each Fund hereby employs Lord Abbett under the terms and conditions of this Agreement, and Lord Abbett hereby accepts such employment and agrees to perform the administrative services described below. It is understood that the persons employed by Lord Abbett to assist in the performance of its duties hereunder will not devote their full time to such services, and may in fact devote a substantial portion of their time to the performance of duties relating to Lord Abbett’s provision of services to other clients, and nothing herein shall be deemed to limit or restrict the right of Lord Abbett, its affiliates, and their respective employees, to engage in and devote time and attention to other business or to render services of whatever kind or nature to Lord Abbett’s other clients.

2. Lord Abbett Services and Duties. Lord Abbett will provide, or arrange to have provided in accordance with section 3 below, for each Fund those facilities, equipment, and personnel to carry out the administrative services which are described in Exhibit 2 hereto (“Administrative Services”). Lord Abbett represents that it has sufficient personnel and experience to perform the Administrative Services, and agrees to perform such Administrative Services in accordance with industry standards for mutual fund administrators.

In performing its duties under this Agreement, Lord Abbett agrees that it shall observe and be bound by all of the provisions of (1) each Fund’s Articles of Incorporation/Declaration and Agreement of Trust and By-laws (including any amendments thereto) which in any way limit or restrict or prohibit or otherwise regulate any action by Lord Abbett, (2) each Fund’s registration statement, and (3) the instructions and directions of the Boards of Directors/Trustees of each Fund. In addition, Lord Abbett agrees and warrants that it will use its best efforts to conform to and comply with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”) and all other applicable federal and state laws and regulations.

3. Lord Abbett Subcontractors. It is understood that Lord Abbett may from time to time employ or associate with such person or persons (“Subcontractors”) as Lord Abbett may believe to be particularly fitted to assist in its performance of this Agreement; provided, however, that the compensation of such Subcontractors shall be paid by Lord Abbett and that Lord Abbett shall be as fully responsible to each Fund for the acts and omissions of any Subcontractor as it is for its own acts and omissions. Lord Abbett shall use its best efforts to ensure that any Subcontractor complies with the provisions of section 2 above.

4. Expenses Assumed. Except as otherwise set forth in this section 4 or as otherwise approved by the Funds’ Boards of Directors/Trustees, Lord Abbett shall pay all expenses incurred by it in performing the Administrative Services, including the cost of providing office facilities, equipment and personnel related to such services. Each Fund will pay its own fees, costs, expenses or charges relating to its assets and operations, including without limitation: fees and expenses under the Management Agreement; fees and expenses of Directors/Trustees not affiliated with Lord Abbett; governmental fees; interest charges; taxes; association membership dues; fees and charges for legal and auditing services; fees and expenses of any custodians or trustees with respect to custody of its assets; fees, charges and expenses of dividend disbursing agents, registrars and transfer agents (including the cost of keeping all necessary shareholder records and accounts, and of handling any problems relating thereto and the expense of furnishing to all shareholders statements of their accounts after every transaction, including the expense of mailing); costs and expenses of repurchase and redemption of its shares; costs and expenses of preparing, printing and mailing to shareholders ownership certificates, proxy statements and materials, prospectuses, reports and notices; costs of preparing reports to governmental agencies; brokerage fees and commissions of every kind and expenses in connection with the execution of portfolio security transactions (including the cost of any service or agency designed to facilitate the purchase and sale of portfolio securities); and all postage, insurance premiums, and any other fee, cost, expense or charge of any kind incurred by and on behalf of the Trust and not expressly assumed by Lord Abbett under this Agreement or the Management Agreement.

5. Compensation. For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund’s average daily net assets. Such value shall be calculated in the same manner as provided in each Fund’s Management Agreement. It is specifically understood and agreed that any fees for fund accounting services payable by the Funds to State Street Bank and Trust Company pursuant to that separate Custodian and Investment Accounting Agreement dated November 1, 2001 shall be paid directly by Lord Abbett on behalf of the Funds. It is further understood and agreed that should the Funds’ regulatory environment change so that the costs to Lord Abbett of providing Administrative Services increase or decrease significantly, then Lord Abbett and the Funds’ Boards of Directors/Trustees will consider whether it would be appropriate to adjust the compensation under this Agreement.

6. Standard of Care. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, Lord Abbett assumes no responsibility under this Agreement and, having so acted, Lord Abbett shall not be held liable or accountable for any mistakes of law or fact, or for any error or omission of its officers, directors, members or employees, or for any loss or damage arising or resulting therefrom suffered by a Fund or any of its shareholders, creditors, Directors/Trustees or officers; provided however, that nothing herein shall be deemed to protect Lord Abbett against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

7. Conflicts of Interest. Neither this Agreement nor any other transaction between the parties hereto pursuant to this Agreement shall be invalidated or in any way affected by the fact that any of the Directors/Trustees, officers, shareholders, or other representatives of a Fund are or may be an interested person of Lord Abbett, or any successor or assignee thereof, or that any or all of the officers, members, or other representatives of Lord Abbett are or may be an interested person of the Fund, except as otherwise may be provided in the 1940 Act. Lord Abbett in acting hereunder shall be an independent contractor and not an agent of the Funds.

8. Effective Date and Termination. This Agreement shall become effective with respect to a Fund on January 1, 2003, or at such other date as may be set by the Fund’s Board of Directors/Trustees by resolution, and shall continue in force for two years from the date hereof, and is renewable annually thereafter by specific approval of the Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; any such renewal shall be approved by the vote of a majority of the Directors/Trustees who are not parties to this Agreement or interested persons of Lord Abbett or of the Fund, cast in person at a meeting called for the purpose of voting on such renewal.

This Agreement may be terminated without penalty at any time by the Directors/Trustees of a Fund or by Lord Abbett on 60 days’ written notice. This Agreement shall automatically terminate in the event of its assignment. The terms “interested persons,” “assignment” and “vote of a majority of the outstanding voting securities” shall have the same meaning as those terms are defined in the 1940 Act.

9. Addition of New Funds to Agreement. In the event that a new fund is created in the Lord Abbett Family of Funds and such fund wishes to engage Lord Abbett to perform Administrative Services under this Agreement, such fund shall be entitled to do so by executing and delivering to Lord Abbett a document accepting this Agreement. The employment of Lord Abbett on behalf of any new fund shall become effective upon Lord Abbett’s receipt of such counterpart executed by such new fund.

10. Individual Liability. The obligations of each Company/Trust, including those imposed hereby, are not personally binding upon, nor shall resort be had to the private property of, any of the Directors/Trustees, shareholders, officers, employees or agents of the Company/Trust individually, but are binding only upon the assets and property of the Company/Trust. Any and all personal liability, either at common law or in equity, or by statute or constitution, of every such Director/Trustee, shareholder, officer, employee or agent for any breach by the Company/Trust of any agreement, representation or warranty hereunder is hereby expressly waived as a condition of and in consideration for the execution of this Agreement by the Company/Trust.

11. Liability of Funds Several and not Joint. The obligations of a Fund under this Agreement are enforceable solely against that Fund and its assets.

12. Delaware Law. This Agreement shall be construed and the provisions interpreted under and in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

On Behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF June 30, 2003)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Core Fixed Income Fund

Lord Abbett High Yield Fund

Limited Duration U.S. Government Securities Series

Lord Abbett Total Return Fund

U.S. Government Securities Series

Lord Abbett Convertible Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Large-Cap Series

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

International Series

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Tax-Free Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett U.S. Government Securities Money Market Fund, Inc.

EXHIBIT 2

TO

ADMINISTRATIVE SERVICES AGREEMENT

In accordance with section 2 of the Agreement, Lord Abbett will provide, or arrange to have provided, the following Administrative Services for each Fund:

(a)	FUND ACCOUNTING, FINANCIAL REPORTING, SHAREHOLDER SERVICING AND TECHNOLOGY

(1)	Perform Fund accounting services which include, but are not limited to, daily NAV calculation and dissemination, and maintenance of books and records as required by Rule 31 (a) of the 1940 Act.

(2)	Perform the functions of a mutual fund’s chief financial officer and treasurer.

(3)	Perform Fund budgeting and accounts payable functions.

(4)	Perform Financial Reporting, including reports to the Board of Directors/Trustees, and preparation of financial statements, NSARs and registration statements.

(5)	Coordinate regulatory examinations.

(6)	Calculate and facilitate payment of dividends.

(7)	Oversee the preparation and ensure the filing of all Federal/State Tax Returns.

(8)	Monitor the Fund’s compliance with IRS regulations.

(9)	Monitor compliance with Fund policies on valuing (pricing) all Fund assets.

(10)	Monitor Transfer Agent to ensure shareholder accounts are being processed in compliance with the appropriate regulations and are reflected appropriately in the Fund’s records. Ensure 12b-1 payments being paid by the Fund are accurate and in accordance with the 12b-1 plans.

(11)	Maintain the technology platforms and market data feeds necessary for the daily accounting and reporting functions set forth in this Agreement.

(b)	LEGAL, COMPLIANCE AND BLUE SKY FUNCTIONS

(1)	Prepare and maintain files of all Board and shareholder meeting materials, including minutes.

(2)	Monitor compliance by each Fund with various conditions imposed by exemptive orders and/or regulatory requirements relating to multiple classes of shares, and fund of funds.

(3)	Prepare and review periodic Prospectus/Statement of Additional Information compliance reports.

(4)	Prepare, update and file with the SEC the Funds’ registration statements, including pre-effective and post-effective amendments, Prospectuses, SAIs, and supplements.

(5)	Prepare and/or review and file proxy materials with the SEC.

(6)	Review annual and semi-annual reports of the Funds.

(7)	Negotiate D&O/E&O insurance matters and annual renewals on behalf of the Funds.

(8)	Monitor fidelity bond coverage for the Funds.

(9)	Review Rule 24f-2 notices relating to registration fees and file with the SEC.

(10)	Coordinate regulatory examinations of the Funds.

(11)	Assist in preparation of Board members’ questionnaires.

(12)	Register Fund shares with appropriate state blue sky authorities.

(13)	Obtain and renew all sales permits required by relevant state authorities in order to permit the sale of shares in the state.

(14)	Monitor the sale of shares in individual states.

(15)	Respond to all blue sky audit and examination issues.

AMENDMENT 1

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1. The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Growth Opportunities Portfolio

2. The Agreement shall remain the same in all other respects.

3. The Amendment is effective as of the 30th day of April, 2003.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On Behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF APRIL 30, 2003)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Core Fixed Income Fund

Lord Abbett High Yield Fund

Limited Duration U.S. Government Securities Series

Lord Abbett Total Return Fund

U.S. Government Securities Series

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Large-Cap Series

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

International Series

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Tax-Free Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett U.S. Government Securities Money Market Fund, Inc.

AMENDMENT 2

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1. The Agreement is hereby amended to add the following funds to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Securities Trust

Lord Abbett Large-Cap Value Fund

Lord Abbett Tax-Free Income Trust

Lord Abbett Insured Intermediate Tax-Free Fund

2. The Agreement shall remain the same in all other respects.

3. The Amendment is effective as of the 30th day of June, 2003.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On Behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF JUNE 30, 2003)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Core Fixed Income Fund

Lord Abbett High Yield Fund

Limited Duration U.S. Government Securities Series

Lord Abbett Total Return Fund

U.S. Government Securities Series

Lord Abbett Convertible Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Large-Cap Series

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

International Series

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Tax-Free Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett U.S. Government Securities Money Market Fund, Inc.

AMENDMENT 3

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1. The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Securities Trust

Lord Abbett International Core Equity Fund

2. The Agreement shall remain the same in all other respects.

3. The Amendment is effective as of the 15th day of December, 2003.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On Behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Large-Cap Series

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Tax-Free Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 4

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to amend Section 5. Compensation;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The first sentence of Section 5 is hereby amended to read as follows:

For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund (other than Lord Abbett Securities Trust – Alpha Series and Lord Abbett Investment Trust – Balanced Series) will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund’s average daily net assets.

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective with respect to the change in compensation relating to Lord Abbett Securities Trust – Alpha Series as of March 1, 2004 and relating to Lord Abbett Investment Trust – Balanced Series as of April 1, 2004.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Large-Cap Series

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Tax-Free Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 5

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to amend Exhibit 2;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The first part of the first sentence of Exhibit 2 is hereby amended to read as follows:

In accordance with section 2 of the Agreement, Lord Abbett will provide, or arrange to have provided, to each Fund all Administrative Services (to the extent that such services do not constitute advisory services provided to the Fund under the Investment Management Agreement) including the following Administrative Services for each Fund:

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of December 9, 2004.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

EXHIBIT 1 (AMENDED AS OF DECEMBER 15, 2003)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Large-Cap Series

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Tax-Free Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 6

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1. The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Municipal Income Trust

(formerly Lord Abbett Tax-Free Income Trust)

-Lord Abbett High Yield Municipal Bond Fund

2. The Agreement shall remain the same in all other respects.

3. The Amendment is effective as of the 30th day of December, 2004.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 30, 2004)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Lord Abbett Tax-Free Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 7

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Series Fund, Inc.

-Lord Abbett Large-Cap Core Portfolio

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 13th day of April, 2005.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, Assistant General Counsel

EXHIBIT 1 (AMENDED AS OF APRIL 13, 2005)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 8

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include additional funds;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust

-Lord Abbett Income Strategy Fund

-Lord Abbett World Growth & Income Strategy Fund

2.	The first sentence of Section 5 is hereby amended to read as follows:

For the services rendered, facilities furnished and expenses assumed by Lord Abbett under this Agreement, each Fund (other than Lord Abbett Securities Trust – Alpha Series and Lord Abbett Investment Trust – Balanced Series, Lord Abbett Income Strategy Fund and Lord Abbett World Growth & Income Strategy Fund) will pay to Lord Abbett an annual administrative services fee, computed and payable monthly, at the annual rate of .04% of the value of the Fund’s average daily net assets.

3.	The Agreement shall remain the same in all other respects.

4.	The Amendment is effective as of the 29th day of June, 2005.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Paul A. Hilstad
Paul A. Hilstad
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF JUNE 29, 2005)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Income Strategy Fund

Lord Abbett World Growth & Income Strategy Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 9

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Securities Trust

-Lord Abbett Value Opportunities Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 20th day of December, 2005.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 20, 2005)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Balanced Series

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Convertible Fund

Lord Abbett Income Strategy Fund

Lord Abbett World Growth & Income Strategy Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Alpha Series

Lord Abbett All Value Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Mid-Cap Value Portfolio

Large-Cap Core Portfolio

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series

Georgia Series

Michigan Series

Pennsylvania Series

Lord Abbett Insured Intermediate Tax-Free Fund

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 10

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement;

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust

-Lord Abbett Diversified Equity Strategy Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 29th day of June, 2006.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Christina T. Simmons
Christina T. Simmons
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF June 29, 2006)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Income Series

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Strategy Fund

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett World Growth & Income Strategy Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund

Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series

Georgia Series

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Insured Intermediate Tax-Free Fund

Michigan Series

Pennsylvania Series

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett All Value Fund

Lord Abbett Alpha Strategy Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large-Cap Core Portfolio

Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 11

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Investment Trust

-Lord Abbett Floating Rate Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 14th day of December, 2007.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Lawrence B. Stoller
Lawrence B. Stoller
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF December 14, 2007)

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Lord Abbett Developing Local Markets Fund1

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund2

Lord Abbett Floating Rate Fund

Lord Abbett Growth & Income Strategy Fund3

Lord Abbett High Yield Fund

Lord Abbett Income Fund4

Lord Abbett Short Duration Income Fund5

Lord Abbett Total Return Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Minnesota Tax-Free Income Fund6

[1]	The Income Series has been renamed the Lord Abbett Developing Local Markets Fund.
[2]	The Lord Abbett Income Strategy Fund has been renamed the Lord Abbett Diversified Income Strategy Fund.
[3]	The Lord Abbett World Growth & Income Strategy Fund has been renamed the Lord Abbett Growth & Income Strategy Fund.
[4]	Effective December 14, 2007, the U.S. Government & Government Sponsored Enterprises Fund will be renamed the Lord Abbett Income Fund.
[5]	Effective December 14, 2007, the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund will be renamed the Lord Abbett Short Duration Income Fund.

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Texas Tax-Free Income Fund6

Lord Abbett Washington Tax-Free Income Fund6

Lord Abbett Municipal Income Trust

Florida Series6

Georgia Series

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax-Free Fund7

Michigan Series6

Pennsylvania Series

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett All Value Fund

Lord Abbett Alpha Strategy Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large-Cap Core Portfolio

Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

[6]

At a meeting held on December 7, 2007, shareholders of the Lord Abbett Minnesota Tax-Free Income Fund, Lord Abbett Texas Tax-Free Income Fund, Lord Abbett Washington Tax-Free Income Fund, Florida Series, and Michigan Series approved the reorganization of each Fund into Lord Abbett National Tax-Free Income Fund. The reorganizations are expected to be completed on December 14, 2007.

[7]	The Lord Abbett Insured Intermediate Tax-Free Fund was renamed the Lord Abbett Intermediate Tax-Free Fund.

AMENDMENT 12

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Securities Trust

-Lord Abbett International Dividend Income Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 20th day of June, 2008.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF JUNE 20, 2008) 8

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Equity Series

Lord Abbett Developing Local Markets Fund

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Floating Rate Fund

Lord Abbett Growth & Income Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Georgia Series

Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Intermediate Tax-Free Fund

Pennsylvania Series

[8]	As amended on June 20, 2008 to reflect the addition of the Lord Abbett International Dividend Income Fund, a series of Lord Abbett Securities Trust.

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett All Value Fund

Lord Abbett Alpha Strategy Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large-Cap Core Portfolio

Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

AMENDMENT 13

to the

ADMINISTRATIVE SERVICES AGREEMENT

among

The Investment Companies comprising the Lord Abbett Family of Funds (each, a “Fund” or collectively, the “Funds”) as set forth on Exhibit 1 and Lord, Abbett & Co. LLC (“Lord Abbett”)

WHEREAS, the Investment Companies named on Exhibit 1 and Lord Abbett entered into an Administrative Services Agreement dated December 12, 2002, as may be amended from time to time (the “Agreement”);

WHEREAS, Section 9 of the Agreement provides for the addition to the Agreement of new funds created in the Lord Abbett Family of Funds where such funds wish to engage Lord Abbett to perform Administrative Services under the Agreement; and

WHEREAS, the Funds and Lord Abbett desire to further amend the Agreement to include an additional fund;

NOW THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.	The Agreement is hereby amended to add the following fund to Exhibit 1 of the Agreement:

Lord Abbett Municipal Income Trust

-Lord Abbett Short Duration Tax Free Fund

2.	The Agreement shall remain the same in all other respects.

3.	The Amendment is effective as of the 10th day of December, 2008.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative.

On behalf of each of the Lord Abbett Funds listed on Exhibit 1 Attached hereto

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer

Attested:

/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President & Assistant Secretary

LORD, ABBETT & CO. LLC

	By:	/s/ Robert S. Dow
Robert S. Dow
Managing Member

Attested:

/s/ Lawrence H. Kaplan
Lawrence H. Kaplan
Member, General Counsel

EXHIBIT 1 (AMENDED AS OF DECEMBER 10, 2008) 9

TO

ADMINISTRATIVE SERVICES AGREEMENT

The following funds comprise the Lord Abbett Family of Funds:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Global Allocation Fund

Lord Abbett Developing Local Markets Fund

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Floating Rate Fund

Lord Abbett Growth & Income Strategy Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund

Lord Abbett Connecticut Tax-Free Income Fund

Lord Abbett Hawaii Tax-Free Income Fund

Lord Abbett Missouri Tax-Free Income Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Georgia Series

Lord Abbett High Yield Municipal Bond Fund

[9]	As amended on December 10, 2008 to reflect the addition of the Lord Abbett Short Duration Tax Free Fund, a series of Lord Abbett Municipal Income Trust.

Lord Abbett Intermediate Tax-Free Fund

Lord Abbett Short Duration Tax Free Fund

Pennsylvania Series

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large-Cap Core Fund

Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett All Value Fund

Lord Abbett Alpha Strategy Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large-Cap Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio

America’s Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large-Cap Core Portfolio

Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.